SUP-0106-0916

THE AB PORTFOLIOS

-AB Wealth Appreciation Strategy

-AB Balanced Wealth Strategy

(each a “Strategy” or collectively the “Strategies”)

Supplement dated September 22, 2016 to the Prospectus and Summary Prospectuses dated December 31, 2015 (the “Prospectuses”) of AB Wealth Appreciation Strategy and AB Balanced Wealth Strategy, offering Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares.

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At a special meeting held on September 21, 2016, the Strategies’ Board of Trustees approved changes to the principal strategies of each Strategy.

It is anticipated that the following changes will take effect on or about January 26, 2017:

Each Strategy will no longer seek to achieve its objective by investing in a combination of underlying mutual funds managed by AllianceBernstein L.P. (“Underlying Portfolios”), the investment adviser to the Strategies. Instead, each Strategy will seek to achieve its objective by investing primarily directly in securities and other investments, while continuing to invest a portion of its assets in certain Underlying Portfolios, in accordance with its targeted percentages in certain asset classes and investment styles.

This Supplement should be read in conjunction with the Prospectuses for each Strategy.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0106-0916